DATE: December 4, 2025
XENIA HOTELS & RESORTS PROVIDES BUSINESS UPDATE
Orlando, FL – December 4, 2025 – Xenia Hotels & Resorts, Inc. (NYSE: XHR) (“Xenia” or the “Company”) today provided a business update ahead of its participation at Nareit's REITworld: 2025 Annual Conference.
Operations – Strong Portfolio RevPAR and Total RevPAR Performance Quarter-to-Date
Quarter-to-date portfolio performance has been in line with the Company's prior expectations, and the government shutdown early in the quarter did not have a material impact on portfolio performance. For the fourth quarter through November 30th, the Company estimates that Same-Property RevPAR and Total RevPAR increased 5.6% and 8.1%, respectively, versus the comparable period in 2024.
2026 Outlook – Group Demand and Diverse Revenue Mix Expected to Drive Growth
The Company continues to be well-positioned for 2026, as evidenced by the following:
•2026 group rooms revenue pace was up approximately 15% as of October 31, 2025, compared to group rooms revenue pace for 2025 at the same time last year. The level of pace increase is meaningful, given that approximately 35% of the Company's room night demand is derived from the group segment. The Company's premium lodging real estate portfolio (100% luxury and upper upscale as defined by STR) continues to be attractive to groups, as does the Company's Sunbelt-oriented footprint and affiliation with the best lodging brands (100% of the portfolio is branded).
•The Company's diverse revenue mix is expected to underpin growth in 2026. Year-to-date through third quarter 2025, the Company's revenues consisted of 56% rooms revenues and 44% non-rooms revenues. The Company's weighting of non-rooms revenues was greater than that of any of its lodging REIT peers during this period.1
•The Company expects non-rooms revenue growth to outpace rooms revenue growth again in 2026. Year-to-date through the third quarter of 2025, the Company's non-rooms revenues growth rate was over four times greater than its rooms revenues growth rate.2 The Company's investments in meeting space and group amenities have helped drive the recent growth in non-rooms revenues.
Capital Markets Activity – Share Repurchases based on Favorable Outlook & Compelling Valuation Versus NAV
Quarter-to-date, through December 4th, the Company repurchased approximately 2.7 million shares of common stock at a weighted average price of $13.56/share. Year-to-date, through December 4th, the Company has repurchased approximately 9.4 million shares or 9.2% of shares outstanding as of December 31, 2024. The Company had approximately $97.5 million remaining under its share repurchase authorization as of December 4th.
1. Referenced lodging REIT peers include DRH, HST, PK, PEB, and SHO and is based upon publicly available information.
2. Same-Property rooms revenues growth rate of +3.4%, Same-Property non-rooms revenues growth rate of +14.9%.

About Xenia Hotels & Resorts, Inc.
Xenia Hotels & Resorts, Inc. is a self-advised and self-administered REIT that invests in uniquely positioned luxury and upper upscale hotels and resorts with a focus on the top 25 lodging markets as well as key leisure destinations in the United States. The Company owns 30 hotels and resorts comprising 8,868 rooms across 14 states. Xenia's hotels are in the luxury and upper upscale segments, and are operated and/or licensed by industry leaders including Marriott, Hyatt, Kimpton, Fairmont, Loews, Hilton, and The Kessler Collection. For more information on Xenia's business, refer to the Company website at www.xeniareit.com.
Contact:
Atish Shah, Executive Vice President and Chief Financial Officer, Xenia Hotels & Resorts, (407) 246-8100
This press release contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company's 2025 estimates and 2026 outlook, future plans, strategies and expectations. Forward-looking statements are generally identifiable by use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "guidance," "predict," "potential," "continue," "likely," "will," "would," "illustrative," references to "outlook" and "guidance" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this press release include, among others, statements about our strategies or plans, our performance relative to the industry and/or peers, or other future events, the outlook related to macroeconomic factors, and our beliefs or expectations relating to our future performance including our 2025 estimates and 2026 outlook and guidance, results of operations and financial conditions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Other factors that could cause results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors and other risks and uncertainties described in the Company's Annual Report on Form 10-K, as updated in its Quarterly Reports. Accordingly, there is no assurance that the Company's expectations will be realized. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
For further information about the Company's business and financial results, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of the Company's SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company's website at www.xeniareit.com.
All information in this press release is as of the date of this release. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company's expectations.
Availability of Information on Xenia's Website
Investors and others should note that Xenia routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission (SEC) filings, press releases, public conference calls, webcasts, and the Investor Relations section of Xenia's website. While not all the information that the Company posts to the Xenia website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Xenia to review the information that it shares at the Investor Relations link located on www.xeniareit.com. Users may automatically receive email alerts and other information about the

Company when enrolling an email address by visiting "Email Alerts / Investor Information" in the "Corporate Overview" section of Xenia's Investor Relations website at www.xeniareit.com.
For additional information or to receive press releases via email, please visit our website at www.xeniareit.com
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